FIRST QUARTER 2015 ASSOCIATED BANC-CORP INVESTOR PRESENTATION LISTED ASB NYSE Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND
TRADEMARKS
Important note regarding forward-looking statements:
Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”,
“anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-
looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference.
Trademarks:
All trademarks, service marks and trade names referenced in this material are the property of their respective owners. Apple, the Apple logo, and iPhone are trademarks of Apple Inc., registered in the U.S. and other countries. Apple Pay and Touch ID are trademarks of Apple Inc. : MasterPass,
MasterCard and the MasterCard Brand Mark are registered trademarks of MasterCard
International Incorporated.  Popmoney is a registered trademark of Fiserv, Inc. or its affiliates.

OUR FOOTPRINT AND FRANCHISE
Deposits
2
($ in billions) Branches
WI $12.7 161
IL $4.6 43
MN $1.5 22
Total $18.8 226
1 FDIC market share data 6/30/14
2 As of 12/31/14 (Period End)
1861
1999
2006
1987
2011
2011
2012
>$1bn deposits
1
>$500mm deposits
1
2
Total Loan Distribution
($17.6 billion – Dec 2014 – Period End)
Wisconsin
Upper
Midwest
Other
Largest bank headquartered in
Wisconsin
$27 billion in assets (Top 50 bank
holding company in the U.S.)
226 banking offices serving
approximately one million customers

STRATEGIC FUNDAMENTALS

FOCUS ON
CUSTOMER
EXPERIENCE
GEOGRAPHIC
ANCHOR IN THE
UPPER MIDWEST
DIVERSIFIED
PORTFOLIO OF
BUSINESSES
EVOLUTION OF
CUSTOMER NEEDS
AND CHANNELS
Becoming a strong competitor or market
leader in attractive Midwest markets
Meeting customer needs to build
deep and lasting customer relationships
Evolving our overall delivery model
to meet changing preferences of
our customers
Delivering strong, well-balanced earnings
from all of our core businesses through a
diversified loan portfolio

ATTRACTIVE MIDWEST MARKETS
Serve a Large Market Place:
(Footprint is ~ 20% of USA)
1
Manufacturing Concentrated :
Top 3 states (Indiana, Wisconsin,
and Iowa) for concentration of
manufacturing jobs and two other
states in the top 10
Favorable Employment
Dynamics:
Wisconsin,
Minnesota, Iowa, Missouri and
Ohio all have unemployment rates
that are under 5.5%
3
Positive Economic
Trends:
Continuing job growth
Best Consumer Credit: Top 4
and 8 of top 10 cities within
footprint
1 Based on Population - US Census Bureau 2012 ; 2 Area Development Online – Author: Mark Crawford (Winter 2013); 3 December 2014
US Bureau of Labor Statistics; 4 Experian.com – State of Credit 2014 – VantageScore registered trademark. 4
Dec 13 to Dec 14
3
Total
Employment
up 363k
Manufacturing
Employment
up 74k
Top Ten US Cities by Credit Score
4
1 – Mankato, MN (706) 6 – Wausau, WI (699)
2 – Rochester, MN (703) 7 – Green Bay, WI (698)
3 – Minneapolis, MN (702) 8 – Sioux Falls, SD (697)
4 – Duluth, MN (699) 9 – Cedar Rapids, IA (697)
5 – Fargo, ND (699) 10 – La Crosse, WI (696)
*National Average: 666
2

Strong lending base in high-quality, low-volatility
diversified assets to provide foundation for
selective and prudent risk taking in higher risk
asset classes. (Meaningful allocations to
Mortgage, Multi-family and Manufacturing)
Core lending markets in Midwest with primary
emphasis placed on Wisconsin, Minnesota,
Illinois, Missouri, Iowa, Indiana, Ohio and
Michigan.  (85% of Q4 2014 Loans)
Retail – 30-40%
C&I – 30-40%
CRE – 25-35%
DIVERSIFIED LOAN PORTFOLIO
5
Asset Mix
Geographic Mix
Industry Mix
Internal Portfolio Management Goals
We are building a diversified loan portfolio that we believe will perform well through the next downturn in the credit cycle.
Current (Q4-2014)
Retail – 37%
C&I – 40%
CRE – 23%
Goal Range

RESHAPING & REBUILDING THE LOAN PORTFOLIO 1 1 Based on Average Balances, $ in Billions $13.2 $14.7 $15.7 $16.8 $13.3 6 Cumulative 2010-2014 Change +$0.5 bn +$2.1 bn +$2.2 bn

LOAN PORTFOLIO GROWTH
2014 AVERAGE LOAN GROWTH OF $1.2 BILLION OR 8% FROM 2013
$ IN MILLIONS
7
Home Equity & Installment
Commercial Real Estate
Residential Mortgage
Power & Utilities
Oil & Gas
Mortgage Warehouse
General Commercial Loans
+13%
% Change
+8%
+71%
+5%
+34%
Total
Commercial
& Business
Lending
+12%
($686 mln)
+2%
(12%)

STABLE DEPOSIT AND LIQUIDITY PROFILE
Loans / Deposits  – Year End
Bank holding company cash and liquid
investments of $599 mm (12/31/2014)
Deposits and Customer Funding Mix
$19.1 billion at 12/31/2014
~987k deposit accounts with over
$10.9 billion of granular deposits
(under $250k)
8
Strong Holding Company Liquidity
Deposit & Customer Funding Trend (Period End - $ in Billions)
$15.8
$16.5
$17.6 $17.7
$19.1
Time Deposits
Savings
Other Funding
Money Market
Demand Deposits
Cumulative
2010-2014
Change
+ $2.9 bn
+ $2.0 bn

GROWING NET INTEREST INCOME ($ IN MILLIONS) 9 Interest Income Interest Expense Net Interest Income -9% -67% +7%

DIVERSIFIED PORTFOLIO OF VALUE-ADDED
BUSINESSES

Corporate and
Specialized Lending
Consumer
and
Business
Banking
Private
Client and
Institutional
Services
Commercial Real
Estate Lending
Private
Banking
Personal
Trust
Asset
Management
Retirement
Plan Services
Associated
Financial
Group
Community
Markets
Branch
Banking
Commercial
Banking
Residential
Lending
Payments
and Direct
Channels
AIS
(Brokerage)
Corporate
Commercial and
Specialized Lending
Commercial
Deposits and
Treasury
Management
Global Markets
(FX swaps)
Community,  Consumer, and Business Corporate and Commercial Specialty
Rochester, MN
Eau Claire, WI
La Crosse, WI
Central
Wisconsin
Rockford, IL
Peoria, IL
Southern
Illinois
CRE lending
Real Estate
Investment Trusts
Developers

COMMERCIAL & BUSINESS LENDING

$7 billion portfolio; 40% of total loans
– Predominantly LIBOR-based commercial lines
of credit
– 86% reset, re-price, or mature within a year
More than 280 colleagues serving businesses,
municipal governments, and entrepreneurs:
– Includes Middle Market, Corporate, and
Commercial, and Specialized Lending efforts
– Offers unsecured and customized commercial
finance lending solutions secured by accounts
receivable, inventory, machinery, and
equipment
– Capital Markets revenue of $10 million in 2014
More than 40 Commercial Deposit and Treasury
Management colleagues
– $4.9 billion of Commercial average deposits
– Streamlined cash management solutions via
our Associated Connect platform for
businesses, municipalities, and correspondent
banks
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa
2 2014 Average Deposits for Corporate and Commercial Specialty (Segment Reporting)
C&BL Loans by Industry
($7.0 billion – Dec 2014 – Period End)
C&BL Loans by State
($7.0 billion – Dec 2014 – Period End)
2

OIL AND GAS LENDING

~ $750 million portfolio; ~4% of total loans and ~11% of overall CB&L activity
– Outstanding balance is driven by respective borrowing bases.
Exclusively focused on the upstream sector (‘Exploration and Production’ or ‘E&P’ sector).
– Focused on the small to mid-size independent segment, both public and private companies.
– Asset-based loans collateralized by a lien on oil and gas reserves.
– Generally, we are a participant in a syndicated loan.
Price redeterminations are formally performed on a semi-annual basis.
– Commodity prices are continuously monitored.
Recent stress test indicates adequate specific reserves for this portfolio.
– Reserves ascribed to Oil & Gas portfolio provide coverage of 135% versus identified potential problem loans.
Please Note: For more information on Associated Banc-Corp’s oil and gas lending, please refer to the appendix
2014 Fourth
Quarter Loan
Composition
All other loans
Oil and Gas book
48 clients
Over $1 billion in aggregate commitments
Average commitment of $23 million

COMMERCIAL REAL ESTATE LENDING

$4.1 billion portfolio; ~23% of total loans
More than 90 CRE colleagues:
– Offices in Chicago, Cincinnati, Columbus, Detroit,
Green Bay, Madison, Milwaukee, Minneapolis,
and St. Louis
Recognized as:
– #4 in US Syndicated CRE facilities under $50MM
transaction size
1
– Top 20 US Syndicated CRE facilities Overall
1
1 Thomson Reuters LPC- December, 2014 (based on # of transactions)
2 Includes Missouri, Indiana, Ohio, Michigan, & Iowa
Current  CRE offices
CRE Loans by Industry
($4.1 billion – Dec 2014 – Period End)
CRE Loans by State
($4.1 billion – Dec 2014 – Period End)

PRIVATE CLIENT & INSTITUTIONAL
SERVICES

Over 170 colleagues serving our Private Client &
Institutional Customers:
– Private banking, personal trust, and portfolio
management services for individuals ($500k
to $10 million in investible assets)
– Corporate trust, asset management and
retirement plan services
– $8.0 billion of AUM
Associated Financial Group : 370
1,2
colleagues
supporting our insurance brokerage
– Leading benefits consultant in our markets
– Providing Risk Management, HR, and
Benefits solutions for over 40 years
– Acquisition of Ahmann & Martin Co. adds to
Commercial Property and Casualty
expertise.
2
– Insurance Revenue of  over $44 million in
2014;  Expected to be over $70 million in
2015
1,2
Assets Under Management ($ in billions)
Insurance Commissions ($ in millions)
$6.5
$7.4
CAGR = 10%
$8.0
1 Includes Ahmann & Martin Co.
2 The acquisition of Ahmann & Martin Co. is expected to be completed in February 2015.

CONSUMER AND BUSINESS BANKING

Over 1,700 colleagues servicing individuals and
small business owners through five business units:
– Consumer Banking, Business Banking,
Residential Lending, Retail Payments, and
Retail Brokerage
#1 mortgage originator in Wisconsin (in units)
A leading SBA lender in our markets
Official bank of the Green Bay Packers
Residential Mortgage Loans by State
($4.5 billion – Dec 2014)
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa
2 Approximately 40% is in first-lien position
Home Equity Loans
2
by State
($1.6 billion – Dec 2014)
Note:  All trademarks, service marks and trade names referenced in this material are the property of their respective owners.
Wisconsin
41%
Illinois
37%
Minnesota
14%
In-
Footprint
1
7%
Other
1%
Wisconsin
71%
Illinois
16%
Minnesota
11%
Other
2%

EVOLVING MODEL WITH CUSTOMER TRENDS

Since 2011:
Branch transactions -15%
Mobile banking adoption +250%
Since 2013:
Rationalize Branch Network
Since 2007:
28%
branches closed or sold
36% reduction in branch FTE
Focused on smaller, lower
construction cost, and more
visibility
Enhance Digital Banking:
Current Offerings:
Note:  All trademarks, service marks and trade names referenced in this material are the property of their respective owners.
Online Deposit and Lending
Sales Platforms
ATM Deposit Automation &
Remote Deposit
Technology Kiosks
Apple Pay & MasterPass
Evolve Selling Tools:
Coming Soon:
Redesigned website
that features:
– Responsive design
across devices
– Enhanced eCommerce
capabilities including
guided selling and
product comparison tools
Piloting video teller
Digital Deposits +78%
Associated Bank Customer Trends

Areas of Focus
PURSUING EFFICIENCY GAINS
($ IN MILLIONS)
Efficiency Ratio
1
at 2014 =
69%
Goal =
Peer Average
or Better
1 – Efficiency ratio = Noninterest expense, excluding other intangible amortization, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains/losses, net, and asset gains/losses, net.  This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of this measure.
2 – FTE = Average Full Time Equivalent Employees
3 – Technology Spend = Technology and Equipment expenses
Back Office Initiatives:
Implementing technology
solutions in labor intensive
processes
Real Estate Initiatives:
Actions to optimize our real
estate holdings and capacity
Distribution Initiatives:
Optimize the ways that we
interact with our customers
17
Efficiency Ratio
1
2 3
$48
$52
$67
$75
$80
4,809
4,985
4,968
4,728
4,406
2010 2011 2012 2013 2014
Technology Spend Avg FTE
62.5%
70.4%
69.3%
69.5%
69.0%

CAPITAL MANAGEMENT PRIORITIES
Funding
Organic Growth
Paying a
Competitive
Dividend
Non-organic
Growth
Opportunities
Share Buybacks
and
Redemptions
2013 2014
Fund Loan Growth and other Capital Investments
Repurchased
$120 mm of
Common Stock
Retired $26 mm
in Sub-Debt
Increased
quarterly dividend
in Q4 2013
Paid $0.33/
common share
Focused on Cost Take-out Driven Depository M&A
Maintaining Discipline in Pricing of any Transaction
2015
Repurchased $259
mm of Common
Stock
Retired $155 mm in
Senior Notes in Q1
2014
Increased
quarterly dividend
in Q4 2014
Paid $0.37/
common share
18
ASB Basel III Tier 1 Common Ratio Goal = 8 – 9.5%
Repurchased $30
mm of Common
Stock in Q1 2015
Declared quarterly
common dividend
of $0.10/ share in
Q1 2015

WHY ASSOCIATED
1 – Return on Tier 1 Common Equity (ROT1CE) = Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. This is a non-GAAP financial measure. Please refer to the appendix for a definition of this and other non-GAAP items.
EPS and Dividends Paid & ROT1CE
¹
Return on Tier 1
Common Equity
$0.23
$0.26
$0.28
$0.31
Diluted
Earnings
per
Common
Share
Dividends per Common Share
19
• Leading Midwest Bank Operating in
Attractive Markets
• Well Diversified Lending Portfolio
• Stable Deposits and Liquidity
• Committed to Expense Containment
• Strong Credit Quality and Capital Profile
• Disciplined Capital Deployment
• Improving Earnings Outlook
Management Team Focused on Creating
Long-Term Value
Reasons to Invest
9.0%
9.6%
9.8%
10.4%
$0.01
$0.08
$0.09
$0.10
4Q 2011 4Q 2012 4Q 2013 4Q 2014

• MISCELLANEOUS EXHIBITS • ASSOCIATED OIL AND GAS LENDING DETAIL APPENDIX

SEGMENT PROFITABILITY
FULL YEAR 2014
ASB –
Consolidated Total
Earning Assets* = $22.8 bn
Total Revenue = $971.3 mm
Net Income = $190.5 mm
ROT1CE: 9.9%
* Average Earning Assets
21
Earning Assets* Total Revenue Net Income
Community, Consumer, & Business Banking
Risk Management & Shared Services
Corporate and Commercial Specialty Banking
ROT1CE
5.3%
10.4%
13.2%
36%
26%
38%
56%
10%
34%
16%
33%
51%

CREDIT QUALITY INDICATORS
($ IN MILLIONS)

Potential Problems Loans & PPLs to Total Loans Nonaccruals & NA / Total Loans
ALL to Nonaccruals and Total Loans Net Charge Offs & NCOs to Avg Loans
$185
$178
$179
$184
$177
1.17%
1.08%
1.05%
1.07%
1.01%
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
Nonaccruals Nonaccruals / Total Loans
$5 $5
$3 $3
$4
0.14% 0.14%
0.06%
0.06%
0.10%
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
Net Charge Offs NCOs / Avg Loans
145%
151% 152%
145%
150%
1.69%
1.63% 1.59%
1.55% 1.51%
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
ALLL/ Nonaccruals ALLL/ Total Loans
$235
$220
$288
$220
$190
1.48%
1.34%
1.69%
1.28%
1.08%
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
Potential Problem Loans PPLs / Total Loans

NONINTEREST INCOME TREND
($ IN MILLIONS)
Total Noninterest Income
23
2014 Noninterest Income Composition
Mortgage Banking (net) Income
$335
$273
$313
$313
$290
$33
$13
$64
$49
$21
2010 2011 2012 2013 2014
Mortgage
Banking
7%
Svc Chg on
Deposits
24%
Card & Other
Non Deposit
17%
Trust Service
Fees
17%
Insurance
15%
Capital Market
Fees
3%
Brokerage &
Annuity
5%
BOLI
5%
Asset gains +
Investment
securities gains
4%
Other
3%

Technology
2
Spend
NONINTEREST EXPENSE ANNUAL TRENDS
($ IN MILLIONS)
Total Noninterest Expense
Other Non-Personnel Spend
3
FTE
1
Trend
1
– FTE = Average Full Time Equivalent Employees
2
– Technology Spend = Technology and Equipment expenses
3
– Other Non-Personnel Spend = Total Noninterest Expense less Personnel and Technology spend
24
Personnel Expense
$617
$653
$675
$681
$679
$325
$360
$381 $397 $390
2010 2011 2012 2013 2014
$244
$241
$227
$209
$209
2010 2011 2012 2013 2014
$48
$52
$67
$75
$80
2010 2011 2012 2013 2014
4,809
4,985
4,968
4,728
4,406
2010 2011 2012 2013 2014
Avg FTE

Amortized Cost Composition – December 31, 2014 Investment Portfolio – December 31, 2014
Credit Rating
($ in thousands)
Fair Value
(000’s)
% of Total
Govt & Agency $4,805,680 82.8
AAA 99,531 1.7
AA 761,979 13.1
A 134,966 2.3
BAA1, BAA2 & BAA3 - -
BA1 & Lower 1,772 0.0
Non-rated 5,951 0.1
TOTAL Market Value
$5,809,879
100.0%
Type Amortized
Cost
(000’s)
Fair Value
(000’s)
TEY
(%)
Duration
(Yrs)
Govt & Agencies
$999 $998 0.67 2.11
Agency MBS
2,762,222 2,792,479 2.57 2.83
CMOs
940,178 940,604 2.28 2.85
GNMA CMBS
1,097,913 1,073,893 2.09 4.23
Municipals
965,294 995,746 4.99 5.30
Corporates
6,090 6,109 1.35 1.52
Other
18 50
TOTAL HTM &
AFS
$5,772,714 $5,809,879 2.84 3.51
INVESTMENT SECURITIES PORTFOLIO
25
Portfolio Ratings Composition – December 31, 2014
Fair Value
(000’s)
% of Total
0% RWA
$1,264,776 21.8
20% RWA 4,486,698 77.2
50% RWA 17,819 0.3
=>100% RWA 3,435 0.1
Not subject to RW 37,151 0.6
TOTAL Market Value $5,809,879
100.0%
Risk Weighting Profile – December 31, 2014
Agency MBS
Hybrid
32%
Agency
MBS
16%
CMOs
16%
GNMA
CMBS
19%
Municipals
17%
Type

RECONCILIATION AND DEFINITIONS OF
NON-GAAP ITEMS
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
Efficiency Ratio Reconciliation:
Efficiency ratio (1) 73.70% 70.41% 69.70% 69.44% 70.33%
Taxable equivalent adjustment (1.49) (1.35) (1.32) (1.36) (1.40)
Asset gains, net 0.80          0.22 0.26 1.36 1.05
Other intangible amortization (0.42) (0.42) (0.41) (0.40) (0.32)
Efficiency ratio, fully taxable equivalent (1) 72.59% 68.86% 68.23% 69.04% 69.66%
(1) Efficiency ratio is defined by the Federal Reserve guidance as noninterest expense divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net.  Efficiency ratio, fully taxable equivalent, is noninterest expense, excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and asset gains / losses, net.  This efficiency ratio is presented on a taxable equivalent basis, which adjusts net interest income for the tax-favored status of certain loans and investment securities.  Management believes this measure to be the preferred industry measurement of net interest income as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and it excludes certain specific revenue items (such as investment securities gains / losses, net and asset gains / losses, net).
2010 2011 2012 2013 2014
Efficiency Ratio Reconciliation:
Efficiency ratio (1) 65.35% 73.64% 72.16% 71.04% 69.97%
Taxable equivalent adjustment (1.60) (1.74) (1.59) (1.45) (1.36)
Asset gains (losses), net (0.77) (0.92) (0.86) 0.39 0.73
Other intangible amortization (0.52) (0.54) (0.45) (0.42) (0.39)
Efficiency ratio, fully taxable equivalent (1) 62.46% 70.44% 69.26% 69.56% 68.95%
Tier 1 common equity, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position.  Tier 1 common equity (period end and average) is Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.

OUR VISION
ASSOCIATED
will be the most admired
Midwestern financial services company,
distinguished by sound, value-added financial
solutions with personal service for our customers,
built upon a strong commitment to our colleagues
and the communities we serve, resulting in
exceptional value for our shareholders.

• MISCELLANEOUS EXHIBITS • ASSOCIATED OIL AND GAS LENDING DETAIL APPENDIX

OIL & GAS VALUE CHAIN

Supports
drilling for oil
and gas
(offshore and
onshore)
Upstream E&P
Midstream
Downstream
R&M
Field
Services
Involved in drilling for
oil and natural gas
and operating the
wells that bring the oil
and natural gas to the
surface. Also referred
to as the ‘Exploration
and Production or
E&P sector’.
Processes,
stores,
markets, and
transports
crude oil,
natural gas and
the various
natural gas
liquids like
ethane, butane
and propane.
Oil refineries and
petrochemical plants,
and petroleum product
distribution via affiliated
retail outlets and
natural gas distribution
companies.
Responsible for
marketing refined
products such as
gasoline, diesel, and jet
fuel
Field Services
(Not active
in this
sector)
(Our Oil & Gas
segment’s focus)
(Not active
in this
sector)
(Not active in this
sector)
From beneath the earth’s surface to the end-user:

PLAYERS IN THE UPSTREAM SECTOR
Integrated oil and gas companies
Derive revenue from all phases of the energy value chain (e.g., ExxonMobil, BP, Shell)
Independent oil and gas companies (Associated Bank’s Oil & Gas segment’s focus)
Receive substantially all revenue from the production of oil and natural gas. They are public and private companies that range in size from very small to very large
More than 6,000 independent oil & gas producers in the U.S.
Responsible for:
54% of domestic oil production
90% of domestic natural gas production
Drilling approximately 95% of wells in the U.S.
Direct and indirect impact of oil and natural gas industry to the U.S. economy:
$1.2 trillion contribution to U.S. GDP in 2011(8% of U.S. total)
9.8 million jobs in 2011 (5.6% of U.S. total)
>$30 billion in federal, state, and local taxes
(Sources: Independent Producers Association of America, American Petroleum Institute, and PWC’s July 2013 article “Economic
Impacts of the Oil and Natural Gas Industry on the U.S. Economy in 2011)

RESERVE-BASED LENDING
Reserve-based lending is a form of Asset-based lending business
This is a standard lending model for borrowers engaged in the Upstream sector of the oil and gas industry
Associated Bank’s emphasis is on the small to mid-size independent segment, both public and private, collateralized by oil and gas reserves (larger companies typically borrow on an unsecured basis)
Typical Borrowing Base Valuation:
Based on independent review by Associated Bank petroleum engineers of proven reserves
Overall market assessment of commodity prices is made based on industry information sources and is continuously monitored to estimate future cash flow from proven reserves
Cash flows from  proven reserves are discounted to derive a present value
Risk adjustments are made to present value of non producing proven reserves
A further significant advance rate haircut is applied to derive a conforming borrowing base
Semi-annual redetermination of borrowing base and more frequent field visits during periods of high volatility or risk in O&G markets.
If the borrowing base declines below the outstanding balance, there are restructuring expectations. Typically, this would mean reducing revolving lines to fully amortize inside a conforming borrowing base within 3-6 months.

TYPICAL LOAN STRUCTURE
Secured by first priority lien on oil and gas reserves
These are syndicated deals with several banks participating in the credit
3 to 5 year working capital revolver with availability governed by a borrowing base subject to semi-annual determinations
Proceeds used for acquisitions, development, working capital / letter of credit issuance, and general corporate purposes
Financial covenants typically include cash flow leverage, interest coverage, and/or current ratio measured quarterly
Sources of Repayment:
Primary Source of Repayment (“PSOR”) is cash flow.
Secondary Source of Repayment (“SSOR”) is sale of assets.

ASSOCIATED’S OIL & GAS PORTFOLIO
Established in January 2011 as a de novo lending vertical with zero loans outstanding and zero clients, the Oil & Gas group has grown steadily to its current book of forty-eight clients with aggregate commitments of more than $1 billion ($687MM funded; ~66% utilization).
– Associated has Oil and Gas average loan balances of $687 million as of fourth quarter 2014, representing 4% of the total average loans outstanding ($17.4 Billion).
– In addition, these balances are diversified between Oil and Gas operations.
January 2015 stress test indicates adequate specific reserves for this portfolio.
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Oil and Gas Average Loan Balances by Quarter ($ in Millions)
$87
$134
$165
$213
$295
$270 $281
$341
$387
$445
$539
$613
$652
$687
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014

RISKS
Commodity price risk. Partially mitigated by:
Borrowers usually mitigate prices risk by entering into multi-year commodity hedges with financial counterparties
Risk adjustments are made to proven reserves that are not producing
Commodity price environment is continuously monitored and changes in commodity prices  are considered in semi-annual redeterminations
Development risk. Partially mitigated by:
Borrowing Base is derived from existing Proven reserves (90% certainty of recovery)
Risk adjustments are made to non-proven, developed and producing reserves
At least 70% of borrowing base is required to be attributable to proven, developed and producing reserves
Reserve risk. Partially mitigated by:
Reserve report is required to be prepared by a qualified independent third party engineering firm
Associated Bank employs highly qualified staff petroleum engineers to evaluate the assumptions utilized by the independent third party firms that prepare the reserve reports.  The engineering report addresses four critical concerns:
1. Pricing – Future O&G prices must be realistic and fully supported
2. Costs – Exploration, development, and production costs
3. Discount Rate – Include the assumptions made
4. Timing – Engineering report should be no more than six months old, never over a year.
34